UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2024
Commission File Number 001-39223
SADOT GROUP INC.
(Exact name of small business issuer as specified in its charter)

Nevada	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
295 E. Renfro Street, Suite 209, Burleson, Texas 76028
(Address of principal executive offices)
(832) 604-9568
(Issuer’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SDOT	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Sadot Group Inc. (the “Company”) held its Annual Meeting on December 18, 2024. Of the 5,742,441 shares of Common Stock outstanding on October 28, 2024, the record date, 3,460,388 shares were represented at the Annual Meeting, in person or by proxy, constituting a quorum. The proposals considered at the Annual Meeting are described in detail in the Proxy Statement. The proposals described below were voted upon at the Annual Meeting and the number of votes cast with respect to each proposal was as set forth below:

(1) Elect 11 directors until their successors are duly elected and qualified, or until the earlier death, resignation or removal of such director. The 11 directors receiving the highest vote were appointed to the board. The following Directors were elected to the board.

	For	Withheld
Kevin Mohan	2,013,367	32,949
Jeff Carl	2,009,729	36,587
Stephen A. Spanos	2,022,408	23,908
Benjamin Petel	2,024,949	21,367
Na Yeon (“Hannah”) Oh	2,028,939	17,377
Ray Shankar	2,025,556	20,760
Marvin Yeo	2,025,556	20,760
Paul Sansom	2,028,141	18,175
Mark McKinney	2,031,436	14,880
David Errington	1,975,934	70,382
Ahmed Khan, EngD	2,019,786	26,530

(2) Ratify the appointment of Kreit & Chiu CPA LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. This matter was determined based on majority of the shares cast.

For	Against	Abstain
3,331,117	7,438	121,833

(3) Approve , on an advisory basis, the compensation of the Company’s named executive officers as set forth in the proxy statement. This matter was determined based on majority of the shares cast.

For	Against	Abstain
1,979,652	35,160	31,504

(4) Vote, on a non-binding, advisory basis, on the frequency with which stockholders would have an opportunity to hold an advisory vote on the Company’s executive compensation program with the option of selecting a frequency of one, two or three years, or abstaining.

One	Two	Three	Abstain
1,514,151	142,903	379,949	9,313

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SADOT GROUP INC.

	By:	/s/ Michael Roper
	Name:	Michael Roper
	Title:	Chief Executive Officer

Date: December 19, 2024